CLOVER AGREEMENTS ASSIGNMENT AND
                              ASSUMPTION AGREEMENT

                         Dated as of February 29, 1996

                                    between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                                  as Assignor


                                      and


                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity, but
                            solely as Owner Trustee,
                                  as Assignee


                       CLOVER UNIT 1 GENERATING FACILITY
                                      AND
                               COMMON FACILITIES







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             CLOVER AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT

         This CLOVER AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of February 29, 1996 (this "Assignment and Assumption"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Assignor"), and STATE STREET BANK AND TRUST COMPANY, a state chartered trust company organized and operating under the laws of the Commonwealth of Massachusetts, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (the "Assignee").

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 and comprised of the Unit 1 Site described in Schedule 2, the Unit 2 Site described in Schedule 3, and the Common Facilities Site described in
Schedule 4, and  certain  other  property,  each such  Schedule  1,  Schedule 2,
Schedule 3, and Schedule 4 being attached to and made part of the form of the Deed of Ground Lease and Sublease Agreement;

         WHEREAS, Assignor and Virginia Power own the Clover Real Estate as tenants-in- common;

         WHEREAS, by the Clover Agreements, Assignor and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property owned by Assignor and Virginia Power as tenants-in-common include, but are not limited to, (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation being constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment being situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Assignor and Virginia Power owns a 50% undivided interest in such real and personal property, other than the Pollution Control Assets including the right to nonexclusive possession of all such real and personal property, subject to
(a) the rights of the other to nonexclusive possession of all such real and personal property and (b) the terms and conditions of the Clover Agreements;

         WHEREAS, by the Option Agreement which is recorded in the Halifax Clerk's Office, Assignor granted and conveyed to the Assignee, its successors and assigns, the right and option to lease the Ground Interest from Assignor, subject to the Assignee's agreement to sublease the Ground Interest simultaneously back to Assignor upon the terms and conditions of the Option Agreement if the Assignee exercises such option;

         WHEREAS, Assignor has leased to Assignee (a) the Foundation Interest by the Foundation Head Lease and (b) the Equipment Interest by the Equipment Head Lease;


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         WHEREAS,  by the Foundation  Operating  Lease,  Assignee will lease the
Foundation Interest back to Assignor upon a term which shall end prior to the expiration of the term of the Foundation Head Lease;

         WHEREAS, by the Equipment Operating Lease, Assignee will lease the Equipment Interest back to Assignor upon a term which shall end prior to the expiration of the term of the Head Lease;

         WHEREAS, although Assignor and Assignee intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they have recorded the Foundation Head Lease, and will record the Foundation Operating Lease, in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96. The Equipment Head Lease and the Equipment Operating Lease are not to be recorded; and

         WHEREAS, upon the leasing or other conveyance by Assignor to the Unit 2 Parties of the foundation and the equipment in connection with Clover Unit 2, each of Assignee (on the one hand) and the Unit 2 Parties (on the other hand) shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are imposed upon Assignor with respect to the Common Facilities Site, the Common Facilities Foundation, and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property, and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1. DEFINITIONS.

         Capitalized terms used in this Assignment and Assumption and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement, dated as of February 29, 1996, among the Assignor, the Assignee, First Union National Bank of Florida and Utrecht-America Finance Co. All references to sections herein are to sections of this Assignment and Assumption unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Assignment and Assumption as a whole and not to any particular section or other subdivision.

         Where any provision in this Assignment and Assumption refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

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SECTION 2. ASSIGNMENT OF ASSIGNED CLOVER INTERESTS TO ASSIGNEE.

         Assignor hereby assigns the Assigned Clover Interests to the Assignee. The assignment effected by this Section 2 shall become effective on and as of the Closing Date and shall terminate on the expiration or earlier termination of the Equipment Head Lease Term and the Foundation Head Lease Term, as contemplated by Section 6 hereof.


SECTION 3. ASSUMPTION BY ASSIGNEE.

         SECTION 3.1 ASSUMPTION OF LIABILITIES. Assignee hereby assumes, and agrees to perform any and all liabilities and obligations of the Assignor incurred with respect to the Assigned Clover Interests assigned pursuant to
Section 2. This assumption shall be effective on and as of the Closing Date and shall terminate (except with respect to any liability or obligation which has accrued after the Closing Date and prior to such termination) on the expiration or earlier termination of the Equipment Head Lease Term and the Foundation Head Lease Term.

         SECTION 3.2 TAXES AND ASSESSMENTS. From and after the expiration or termination of the Term of the Equipment Operating Lease and the Foundation Operating Lease, the Assignee agrees to pay to the Assignor an amount equal to 50% of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Clover Unit 1 Generating Facility and 25% of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Common Facilities in each case, to the extent such amounts are not paid by the Assignee pursuant to Section 3.1 above. Such payment shall be due upon demand by the Assignor, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity. This Section 3.2 shall terminate (except with respect to any tax or assessment which have accrued after the expiration or termination of the Term of the Equipment Operating Lease and the Foundation Operating Lease and prior to such termination) on the expiration or earlier termination of the Equipment Head Lease Term and Foundation Head Lease Term.


SECTION 4. REASSIGNMENT OF ASSIGNED CLOVER INTERESTS TO ASSIGNOR.

         Assignee hereby reassigns to Assignor all right, title, and interest of Assignee in the Assigned Clover Interests assigned to the Assignee pursuant to
Section 2 hereof. This assignment shall become effective on and as of the Closing Date and shall terminate upon the expiration or earlier termination of the Term of the Equipment Operating Lease and the Foundation Operating Lease, as contemplated by Section 6 hereof.

SECTION 5. ASSUMPTION BY ASSIGNOR.

         Assignor hereby assumes and agrees to perform any and all liabilities and obligations of the Assignee incurred with respect to the Assigned Clover Interests resulting from the Assignee's assumption of the liabilities and obligations of the Assignor in Section 3 including the payments referred to in
Section 3.2. This assumption shall become effective on and as of the Closing Date and shall terminate (except with respect to any liability or obligation which has accrued after the Closing Date and prior to such termination) upon the expiration or termination of the Term of the Equipment Operating Lease and the Foundation Operating Lease, as contemplated by Section 6 hereof.


SECTION 6. EARLY TERMINATION OF ASSIGNMENT AND ASSUMPTION

         The assignment to the Assignee effected by Section 2 and the Assignee's assumption effected by Section 3 shall terminate prior to the scheduled expiration of the Equipment Head Lease Term and the Foundation Head Lease Term if the Equipment Operating Lease and the Foundation Operating Lease are terminated pursuant to Section 10, 13 or 18 of each thereof or if the Assignor purchases the Equipment Interest and the Foundation Interest on the Expiration Date pursuant to Section 15.2 of each thereof. Upon satisfaction of the requirements of the relevant sections of the Equipment Operating Lease and the Foundation Operating Lease, the assignment effected by Section 2 and the assumption effected by Section 3 shall terminate without any action by any Person whatsoever, and the Assignor and the Assignee shall comply with the provisions of the applicable sections of the Equipment Operating Lease and the Foundation Operating Lease in connection with such termination. The reassignment to the Assignor effected by Section 4 and the Assignor's assumption effected by
Section 5 shall terminate prior to the Expiration Date if the Equipment Operating Lease and the Foundation Operating Lease are terminated pursuant to
Section 10, 13, 14, 17 or 18 of each thereof or if the Assignor purchases the Equipment Interest and the Foundation Interest on the Expiration Date pursuant to Section 15.2 of each thereof. Upon satisfaction of the requirements of the relevant sections of the Equipment Operating Lease and the Foundation Operating Lease or termination of the Equipment Operating Lease or the Foundation Operating Lease pursuant to Section 17 thereof, the assignment effected by
Section 4 and the assumption effected by Section 5 shall terminate without any action by any Person whatsoever, and the Assignor and the Assignee shall comply with the applicable provisions of the Equipment Operating Lease and the Foundation Operating Lease in connection with such termination.

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SECTION 7. LIMITATIONS ON AMENDMENTS TO CLOVER AGREEMENTS.

         The Assignor agrees that it will not, without the prior written consent of the Assignee which consent may not be unreasonably withheld, supplement or amend, or permit any supplement or amendment of, the Clover Ownership Agreement or the Clover Operating Agreement, which supplement or amendment (a) discriminates against the Equipment Interest or the Foundation Interest when compared with other undivided interests of Old Dominion, Virginia Power or others in the Clover Unit 1 or Clover Unit 2, (b) discriminates against the beneficial ownership of the Equipment Interest or the Foundation Interest in respect of the period subsequent to the Expiration Date when compared with the period prior to the Expiration Date, (c) decreases the Lessor's entitlement to Available Capacity from the Clover Unit 1 Generating Facility except in connection with a reduction of the entire Available Capacity of the Clover Unit 1 Generating Facility, (d) is entered into on or after the Election Date, unless prior to entering such supplement or amendment the Assignor shall have irrevocably elected the Purchase Option and the Foundation Purchase Option, (e) except if required to operate or maintain Clover Unit 1 in accordance with Applicable Law, individually or in the aggregate materially changes the financial responsibilities or obligations of the Assignee, as the owner of an "Ownership Interest" as such term is defined in the Clover Operating Agreement or (f) impairs the ability or responsibility of the Clover Unit 1 Operator to operate Clover Unit 1 in accordance with Prudent Utility Practice or interferes with the Clover Unit 1 Operator's unfettered access to the Real Property.


SECTION 8. SECURITY FOR ASSIGNEE'S OBLIGATION TO THE LENDERS.

         In order to secure all amounts payable by, and all obligations to be performed by, Assignee under the Loan Agreement, Assignee has assigned in the Loan Agreement to the Agent for its benefit and the ratable benefit of the Lenders its rights under this Assignment and Assumption and granted security interests in favor of the Agent in all of Assignee's right, title and interest in and to the Lessor's Unit 1 Interest, including its interest in this Assignment and Assumption (other than Excepted Payments and Excepted Rights). Assignor hereby consents to such assignment and to the creation of such security interests and acknowledges receipt of copies of the Loan Agreement, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Assignor hereby acknowledges receipt of due notice that Assignee's interest in this Assignment and Assumption has been assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement. Unless and until Assignor shall have received written notice from the Agent that the Lien of the Loan Agreement and the Leasehold Mortgage has been discharged, the Agent shall have the right to exercise the rights of Assignee under this Assignment and Assumption to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement.

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SECTION 9.  MISCELLANEOUS

         SECTION 9.1 AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Assignment and Assumption may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         SECTION 9.2 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:


If to the Assignor:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia  23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance


If to the Assignee:

         State Street Bank and Trust Company
         Two International Place
         Fourth Floor
         Boston, Massachusetts  02110

         Facsimile No.:  (617) 664-5371
         Telephone No.:  (617) 664-5610
         Attention:  Manager - Corporate Trust

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         with a copy to the Owner Participant:

         First Union National Bank of Florida
         301 South College Street, 20th Floor
         Charlotte, North Carolina  28288-0658

         Facsimile No.:  (704) 374-4724
         Telephone No.:  (704) 374-3241
         Attention:  Leasing Group

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia  23261
         Attention:  President

         SECTION 9.3 SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 9.4 SUCCESSORS AND ASSIGNS. (a) This Assignment and Assumption shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities and obligations of the predecessor Owner Trustee hereunder, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Assignor and without in any way altering the terms of this Assignment and Assumption or the rights or obligations of the Assignee hereunder. The Assignor shall, at its expense, upon receipt of written notice of the appointment of a successor Owner Trustee under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Assignment and Assumption, all in form and substance reasonably satisfactory to such successor Owner Trustee.

         (b) Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests herein without the consent of the other party hereto.

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         SECTION 9.5 GOVERNING LAW. THIS  ASSIGNMENT AND ASSUMPTION  SHALL BE IN
ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 9.6 SEVERABILITY. Whenever possible, each provision of this Assignment and Assumption shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Assignment and Assumption shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment and Assumption.

         SECTION 9.7 COUNTERPARTS. This Assignment and Assumption may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

         SECTION 9.8 HEADINGS. The headings of the sections of this Assignment and Assumption are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 9.9 LIMITATIONS OF LIABILITY. It is expressly understood and agreed by and between the Assignor and the Assignee and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Assignee hereunder shall be binding upon the Assignee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Assignee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach hereof; and, all Persons having any claim against the Assignee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 9.10 FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Assignment and Assumption.

         SECTION 9.11 EFFECTIVENESS OF ASSIGNMENT AND ASSUMPTION. This Assignment and Assumption has been dated as of the date first above written for convenience only. This Assignment and Assumption shall be effective on the date of execution and delivery by each of the Assignee and the Assignor.

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                    IN WITNESS  WHEREOF,  the  parties  hereto  have caused this
Assignment and Assumption to be duly executed by their respective officers thereunto duly authorized.


                                    OLD DOMINION ELECTRIC COOPERATIVE,
                                      as Assignor


                                    By:/s/ DANIEL M. WALKER
                                       ----------------------------------------
                                        Daniel M. Walker
                                        Vice President of Accounting and Finance
                                        Date: March 1, 1996


                                    STATE STREET BANK AND TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee under the
                                        Trust Agreement, as Assignee


                                    By:/s/ E. DECKER ADAMS
                                       ----------------------------------------
                                        E. Decker Adams
                                        Vice President
                                        Date: March 1, 1996


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